Note 6 - Premises and Equipment - Major Classifications of Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Land and land improvements	$ 2,963	$ 2,920
Building and leasehold improvements	16,239	15,836
Furniture, fixtures, and equipment	9,395	9,357
Financing right-of-use assets	4,737	4,012
Total premises and equipment	33,334	32,125
Less accumulated depreciation and amortization	15,001	14,251
Total premises and equipment, net	$ 18,333	$ 17,874